                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement         [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            CNA Income Shares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                            CNA Income Shares, Inc.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                  CNA PLAZA
                                                  CHICAGO, ILLINOIS 60685

                                                               February 26, 1998

TO THE STOCKHOLDERS OF
CNA INCOME SHARES, INC.

     An Annual Meeting of Stockholders of CNA Income Shares, Inc., a Maryland corporation (the "Company"), will be held on April 24, 1998, at 1:00 P.M., Chicago Time, in Room 305, CNA Plaza, 333 South Wabash Avenue, Chicago, Illinois 60685, for the following purposes and for the transaction of such other business as may properly come before the meeting:

     (1) the election of six directors;

     (2) the approval of the continuation of the Investment Advisory Agreement, as amended, between the Company and Continental Assurance Company;

     (3) the ratification of the selection made by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Company for the year ending December 31, 1998.

     The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. The Board of Directors has established the close of business on February 20, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each stockholder is invited to attend the Annual Meeting of Stockholders in person. If you cannot be present at the meeting we urge you to fill in, sign and promptly return the enclosed proxy in the envelope provided for that purpose.

                                            By Order of the Board of Directors

                                                     LYNNE GUGENHEIM
                                                    Secretary

                            CNA Income Shares, Inc.

                                   CNA PLAZA
                            CHICAGO, ILLINOIS 60685
                                 (312) 822-4181

                                PROXY STATEMENT

                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CNA Income Shares, Inc., a Maryland corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 24, 1998, at 1:00 P.M., Chicago Time, in Room 305, CNA Plaza, 333 South Wabash Avenue, Chicago, Illinois 60685 and at any and all adjournments thereof.

     The proxy statement and form of proxy were first sent to the Company's stockholders on or about February 26, 1998. Proxies may be solicited by mail, telephone, telecopier and personal interview by a few regular employees of the Company. The Company may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of stock held of record by such institutions. The cost of soliciting proxies will be paid by the Company.

     PROXIES WILL BE VOTED AS SPECIFIED. HOWEVER, IF NO CONTRARY SPECIFICATIONS ARE MADE IN A PROXY, IT WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 HEREINAFTER SET FORTH. Abstentions are considered as shares present and entitled to vote at the meeting, but are not counted as votes cast with respect to the Proposal to which the abstention relates. A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person, and for which the broker has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner's shares with respect to Proposals 1, 2 and 3 hereinafter set forth. The enclosed proxy is revocable by you at any time. Signing and mailing the proxy will not affect your right to revoke the proxy, to give a later proxy or to attend the meeting and to vote your shares in person. Stockholders should send proxies to the following address:

                       The Bank of New York
                       CNA Income Shares, Inc.
                       Proxy Department
                       P.O. Box 11058
                       New York, NY 10203-0058

     At the close of business on February 20, 1998, the date of determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof, there were issued and outstanding 8,881,271 shares of common stock of the Company, each entitling its holder to one noncumulative vote, constituting all of the Company's then outstanding securities which entitle their holders to vote at the Annual Meeting.

     To the best of the Company's knowledge, as of February 6, 1998 no person or group owned 5% or more of the Company's outstanding shares of common stock. As of that date, the Company's 9 directors and officers, as a group, beneficially owned 1,294 shares, constituting .015% of the Company's outstanding shares of common stock, all of such shares being owned with sole voting power and sole investment power, except for 200 shares owned by Franklin A. Cole, a director of the Company, in joint tenancy with his spouse (Mr. Cole's voting power and investment power with respect to such 200 shares being shared with his spouse).

     The Company's 1997 annual report is being mailed together with this proxy statement. Any stockholder who desires additional copies may obtain them upon request by writing to The Bank of New York, Shareholder Relations
Department -- 11E, P.O. Box 11258, Church Street Station, New York, NY 10286.

STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in proxy materials for the 1999 Annual Meeting of Stockholders should be addressed to the Company's Secretary, CNA Plaza, 23S, Chicago, Illinois 60685, and must be received not later than October 30, 1998.

                            1. ELECTION OF DIRECTORS

     Six directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. To be elected, they must receive the affirmative votes of the holders of at least a majority of the shares of the Company's outstanding common stock present at the Annual Meeting in person or by proxy. The nominees listed below have been nominated by the nominating committee of the Board of Directors. If any of the nominees are unable to serve as directors, the persons named in the proxy will vote the proxies for such other persons as the nominating committee may select. All of the nominees listed below have agreed to serve as directors if elected. The Company presently knows of no reason why any of the nominees listed below will be unable to serve if elected. All nominees except Marilou R. McGirr are presently directors of the Company whose terms expire at the Annual Meeting or, if later, when their successors are elected and qualified.

                                                                                                   NUMBER OF
                                                                                                  WHOLE SHARES
                                                                                                     OWNED
                                                                                                  BENEFICIALLY
                                PRINCIPAL OCCUPATION FOR THE LAST                 DIRECTOR     AS OF FEBRUARY 6,
                             FIVE YEARS AND OTHER DIRECTORSHIPS HELD     AGE       SINCE            1998(1)
NOMINEE                      ---------------------------------------     ---      --------     -----------------
Franklin A. Cole......... Chairman of the Board, Croesus Corporation      71        1985             1,100(2)
                            (financial services, investments and
                            investment management); Director, American
                            National Bank and Trust Company of Chicago,
                            Aon Corporation, American National Corpora-
                            tion, and Duff & Phelps Utilities Income
                            Inc. (closed-end investment company).
Sidney Davidson.......... Distinguished Service Professor Emeritus,       78        1973               194
                            Graduate School of Business, University of
                            Chicago, since November 1997. Prior
                            thereto, Ernst & Young Distinguished
                            Service Professor of Accounting, and
                            Director of Business Research at the
                            Graduate School of Business, University of
                            Chicago, and Director of HPK Financial
                            Corporation.
Richard W. Dubberke*..... Vice President and Treasurer of the Company;    60        1975              None
                            Committee Member of Continental Assurance
                            Company Separate Account (B) (open-end
                            investment company); Vice President and
                            Manager of Corporate Bond Investments of
                            Continental Assurance Company ("Adviser")
                            and Continental Casualty Company
                            ("Casualty") (3).

                                                                                                   NUMBER OF
                                                                                                  WHOLE SHARES
                                                                                                     OWNED
                                                                                                  BENEFICIALLY
                                PRINCIPAL OCCUPATION FOR THE LAST                 DIRECTOR     AS OF FEBRUARY 6,
                             FIVE YEARS AND OTHER DIRECTORSHIPS HELD     AGE       SINCE            1998(1)
NOMINEE                      ---------------------------------------     ---      --------     -----------------
Marilou R. McGirr*....... Vice President and Assistant Treasurer of the   44          --              None
                            Company since April 1992; Vice President of
                            the Adviser and Casualty since January
                            1997, Assistant Vice President of the
                            Adviser and Casualty from January 1995 to
                            January 1997, Director, Money Desk, of the
                            Adviser and Casualty from September 1993 to
                            January 1995. Prior thereto, Fixed Income
                            Trader of the Adviser and Casualty.
                            Committee Member and Chairman of the
                            Committee of Continental Assurance Company
                            Separate Account (B) (open-end investment
                            company) since November 1997.
A. Dean Swift............ President, Executive Service Corps of           79        1986              None
                            Chicago; formerly President, Sears, Roebuck
                            & Co.
David G. Taylor.......... Retired; formerly Managing Director, Chemical   68        1995              None
                            Bank.

---------------
 * An "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act"), of the Company and of the Adviser, by virtue of being an officer of the Company and an officer of the Adviser.

(1) The shares listed are owned with sole voting power and sole investment power, except as otherwise indicated. As of February 6, 1998, the shares owned by all six nominees, in the aggregate, represented .015% of the outstanding shares of the Company's common stock.

(2) 200 of these shares are beneficially owned by Mr. Cole and his spouse in joint tenancy. Mr. Cole shares voting power and investment power with respect to such 200 shares with his spouse.

(3) CNA Financial Corporation, a Delaware corporation ("CNA Financial"), CNA Plaza, Chicago, Illinois 60685, owns all of the stock of Casualty which, in turn, owns all of the stock of the Adviser. See "Approval of the Continuation of the Investment Advisory Agreement, As Amended".

ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS AND OFFICERS

  Standing Committees

     The Board of Directors annually elects certain of its members to standing audit and nominating committees. Messrs. Cole, Davidson (Chairman), Swift and Taylor are currently members of the audit committee. The audit committee makes recommendations to the Board of Directors regarding the engagement of the independent auditors; reviews and approves the scope of the audit and the fees and other arrangements regarding such services; reviews the independence of the auditors; reviews with the independent auditors the plan and results of the audit engagement; and generally reviews the adequacy of the Company's accounting systems and internal accounting controls. Messrs. Cole (Chairman), Davidson, Swift and Taylor are currently members of the nominating committee. The nominating committee reviews the performance of incumbent directors and officers; considers candidates for the Board of Directors and offices of the Company; and makes recommendations to the Board of Directors regarding retention of incumbent directors, selection of nominees for election as directors and election as officers of the Company, and membership on the standing and ad hoc committees of the Board of Directors. The nominating committee will consider nominees recommended by the stockholders for election as directors at the 1999 Annual Meeting of Stockholders. Such recommendations should be submitted in writing to the Secretary of the Company, CNA Plaza, Chicago, Illinois 60685, not later than December 31, 1998, so that the nominating committee will have ample time to evaluate the recommendations. The Board of Directors does not have a standing compensation committee.

  Meetings

     The Board of Directors held four meetings in 1997. In addition, the audit committee held two meetings and the nominating committee held two meetings in 1997. Each director attended all of the meetings of the Board of Directors. Each member of the audit and nominating committees attended all of the meetings thereof held while he was serving as a member thereof.

  Certain Material Relationships of Nominees for Director

     No director or nominee for director of the Company has served as an officer of the Company or the Adviser or had any other material interest in or relationship with the Company, the Adviser or any of their respective affiliates during the past five years, except as noted above in the table listing the nominees for election as directors of the Company.

  Remuneration of Directors and Officers

     The Company pays each of its directors a director's fee and reimburses directors for expenses incurred in attending meetings of the Company's Board of Directors and committees thereof, except that no payments are made to any directors who are officers or employees of or special consultants to the Adviser, CNA Financial or any of their affiliated companies. Therefore, neither Mr. Dubberke nor Mr. Nathan has received or will receive any such payments. The director's fee is currently $10,000 per annum. Directors who are not "interested persons" (as defined in the 1940 Act) received an aggregate of $3,051 in reimbursement for expenses in 1997. The Company pays no other compensation to its directors or officers for their services.

     The following table sets forth information regarding the compensation of all directors of the Company for services rendered in 1997 to the Company and to funds deemed to be included in the same fund complex as the Company. A "fund complex" for this purpose means any two or more funds that hold themselves out to investors as related companies or that have a common or related investment adviser.

                               COMPENSATION TABLE

                               AGGREGATE      PENSION OR RETIREMENT     ESTIMATED ANNUAL   TOTAL COMPENSATION FROM
                              COMPENSATION   BENEFITS ACCRUED AS PART    BENEFITS UPON      FUND AND FUND COMPLEX
  NAME OF PERSON, POSITION     FROM FUND         OF FUND EXPENSES          RETIREMENT         PAID TO DIRECTORS
  ------------------------    ------------   ------------------------   ----------------   -----------------------
Franklin A. Cole,
  Director..................    $10,000           None                     None                    $10,000
Sidney A. Davidson,
  Director..................    $10,000           None                     None                    $10,000
Richard W. Dubberke,
  Director*.................    None              None                     None                 None
Lew H. Nathan,
  Director*.................    None              None                     None                 None
A. Dean Swift,
  Director..................    $10,000           None                     None                    $10,000
David G. Taylor
  Director..................    $10,000           None                     None                    $10,000

---------------
* An "interested person" (as defined in Section 2(a)(19) of the 1940 Act).

  Executive Officers

     The Company has five executive officers: Richard W. Dubberke, Lynne Gugenheim, Meghan K. Halloran, Marilou R. McGirr and Lew H. Nathan. Ms. Gugenheim is 38 years old and has been Secretary of the Company and Continental Assurance Company Separate Account (B) since April 1995. Since January 1996, Ms. Gugenheim has been a Vice President and Associate General Counsel of the Adviser and Casualty. From November 1994 to December 1995, she was an Assistant Vice President and Assistant General Counsel of the Adviser and Casualty. From 1991 to November 1994, Ms. Gugenheim was Counsel of the Adviser and Casualty. Ms. Halloran is 29 years old and has been a Vice President of the Company since August 1997, Director, Money Desk, of the Adviser and Casualty since August 1997, Manager, Money Desk of the Adviser and Casualty from September 1995 to August 1997. Prior thereto, Ms. Halloran was Capital Markets Administrator at Ameritech Corporation. Mr. Nathan is 48 years old and has been the Chairman of the Board of Directors and President of the Company since October 1996; Group Vice President of the Adviser and Casualty since January 1996. Prior thereto, Vice President of the Adviser and Casualty. Information regarding Mr. Dubberke and Ms. McGirr is contained in the table on pages 3 and 4 of this Proxy Statement. All officers are elected annually to serve for terms of one year and until their respective successors are elected and qualified.

               2. APPROVAL OF THE CONTINUATION OF THE INVESTMENT
                         ADVISORY AGREEMENT, AS AMENDED

     At a meeting held for such purpose on January 23, 1998, the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser or the Company, by votes cast in person, approved the continuation of the Investment Advisory Agreement dated March 21, 1975, as amended, between the Company and the Adviser, Continental Assurance Company, CNA Plaza, Chicago, Illinois 60685 (the "Advisory Agreement"), and decided, as a matter of policy, to submit such continuation for approval by a vote of the stockholders. The continuation of the Advisory Agreement was last approved by the stockholders at the 1997 Annual Meeting of Stockholders held on April 17, 1997.

     Pursuant to the 1940 Act, in order for the Advisory Agreement to remain in effect, it must be approved by a majority of the outstanding voting securities of the Company. A majority, for such purposes, means the lesser of (a) 67% of the Company's outstanding voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Company are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of the Company. The Company's only outstanding voting securities are the outstanding shares of its common stock.

     If approved by a majority (as defined above) of the stockholders at the Annual Meeting, the Advisory Agreement will continue from year to year thereafter so long as such continuance is specifically approved at least annually by (1) the Board of Directors of the Company or the vote of the holders of a majority (as defined above) of the outstanding voting securities of the Company and (2) the vote of a majority of the directors of the Company who are not interested persons of the Adviser or the Company cast in person at a meeting called for the purpose of voting upon such approval. The Advisory Agreement provides that the Adviser shall have no liability to the Company or any stockholder of the Company for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under such Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part or from reckless disregard by the Adviser of its obligations and duties under such Agreement. The Advisory Agreement also provides that it will terminate automatically in the event of its assignment and that, additionally, it is terminable at any time, without penalty, by the Board of Directors of the Company on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Company.

     The Adviser is a wholly owned subsidiary of Casualty, which, in turn, is a wholly owned subsidiary of CNA Financial. (As of February 6, 1998, Casualty also owned 103,086 shares of common stock of the Company, constituting 1.2% of the outstanding shares of the Company's common stock.) The Adviser is a stock life insurance company organized under the Illinois Insurance Code in 1911 and is an investment adviser registered under the Investment Advisers Act of 1940. As of December 31, 1997, it had total assets of approximately $14.3 billion and equity of approximately $2.0 billion. The Adviser operates five "separate accounts" which had total assets aggregating approximately $5.8 billion as of December 31, 1997.

     Loews Corporation, a Delaware corporation ("Loews"), 667 Madison Avenue, New York, New York 10021-8087, with interests in insurance, hotels, watches and other timing devices, drilling rigs and tobacco, owned approximately 84% of the outstanding voting stock of CNA Financial as of December 31, 1997. As of December 31, 1997, Laurence A. Tisch and Preston R. Tisch owned approximately 31% of the outstanding common stock of Loews and may therefore be deemed to be parents of Loews, and thus of CNA Financial and the Adviser, within the meaning of the federal securities laws. Laurence A. Tisch and Preston R. Tisch are brothers.

     Pursuant to the Advisory Agreement, a copy of which is attached hereto as Exhibit A, the Adviser provides the Company with an investment program complying with the investment objectives, policies and restrictions of the Company and, in carrying out such program, makes the investment decisions and is responsible for the investment and reinvestment of the Company's assets. The Adviser performs research, statistical analysis and continuous supervision of the Company's investment portfolio. The Adviser bears the cost of fees, salaries or other remuneration of directors and officers of the Company who also serve as officers or employees of, or special consultants to, the Adviser, CNA Financial or any of their affiliated companies. The Adviser also pays for office space, facilities and business equipment. In return for its advisory services, the Company pays the Adviser a monthly fee at an annual rate of 1/2 of 1% of the average weekly net assets of the Company. Fees totaling $450,708, $426,773, and $397,443, respectively, were paid by the Company to the Adviser during 1997, 1996 and 1995. The Company's net assets on December 31, 1997, December 31, 1996 and December 31, 1995 were $95,026,456, $88,723,067, and $82,751,924, respectively.
The Advisory Agreement does not require employees of the Adviser to devote their exclusive efforts to the Company's account, and it is expected that they will provide investment management services for the Adviser's other accounts and for CNA Financial and its affiliates.

     The Company pays all its other costs and expenses, including directors' fees not borne by the Adviser, custodian expenses, legal fees, costs of keeping the Company's books and records, fees and expenses of independent accountants, costs of acquiring and disposing of portfolio securities, interest, taxes, stock exchange listing expenses and fees, costs and fees of registration with and reporting to the Securities and Exchange Commission, costs of the Company's automatic dividend investment plan, and fees and expenses of the Company's transfer agent, registrar, custodian and dividend disbursing agent. However, if such costs and expenses (excluding interest, amortization of deferred finance expense, taxes, brokerage commissions and extraordinary expenses) borne by the Company in any fiscal year exceed 1 1/2% of average net assets up to $30,000,000 plus 1% of average net assets over $30,000,000, the Adviser is obligated to reimburse the Company for any excess pursuant to the Advisory Agreement, as amended. The determination of whether such reimbursement is due is made monthly, on an accrual basis, and to the extent that such reimbursement is due it serves as an offset against the investment advisory fee payable monthly by the Company to the Adviser. If, at the end of the Company's fiscal year, full reimbursement has not been accomplished by such monthly offsetting, the balance due must be paid by the Adviser to the Company. There was no reimbursement for expenses made by the Adviser to the Company in 1997, 1996 and 1995. Expenses of the nature described in the first sentence of this paragraph (excluding interest, amortization of deferred finance expense, brokerage commissions and extraordinary expenses) borne by the Company in those years were $753,389, $743,839, and $755,569, respectively.

     The directors of the Adviser are Dennis H. Chookaszian, Philip L. Engel, Michael C. Garner, Jonathan D. Kantor, W. James MacGinnitie and William H. Sharkey, Jr., CNA Plaza, Chicago, Illinois 60685. Mr. Chookaszian is Chairman and Chief Executive Officer of the Adviser and Casualty, Mr. Engel is President of the Adviser and Casualty, Mr. Garner is Senior Vice President of the Adviser and Casualty, Mr. MacGinnitie is Senior Vice President and Chief Financial Officer of the Adviser and Casualty, Mr. Kantor is Senior Vice President, Secretary and General Counsel of the Adviser and Casualty, and Mr. Sharkey is Senior Vice President of the Adviser and Casualty.

     The Adviser has an affiliate, CNA Investor Services, Inc. ("Investor Services"), which is a registered broker-dealer. The Company had no transactions with Investor Services during 1997, 1996 or 1995. The Company paid no brokerage commissions in 1997, $3,840 in brokerage commissions to broker-dealers in 1996 and no brokerage commissions to any broker-dealer in 1995. The rate of portfolio turnover for the Company during 1997, 1996 and 1995 was 60%, 66%, and 39%, respectively.

BOARD OF DIRECTORS REVIEW OF THE INVESTMENT ADVISORY AGREEMENT

     Before approving the continuation of the Advisory Agreement, the Board of Directors of the Company reviewed the material factors relating to its evaluation of the Adviser and the Advisory Agreement. The directors examined the performance of the Company in relation to its stock price, net asset value and dividend history over various periods of time and in comparison to other closed-end bond funds. They noted that Mr. Dubberke has been the portfolio manager of the Company since its inception. In addition, the Board of Directors reviewed the list of and cost for services provided by the Adviser and compared them to services and costs of investment advisors of other closed-end bond funds of various sizes. The directors also noted that the Adviser receives research services from brokerage firms at no additional cost to the Adviser or the Company. These services are available to be used by the Adviser in its management of the Company's portfolio as well as the Adviser's other accounts. At the conclusion of its review of these factors, the Board of Directors approved the continuation of the Advisory Agreement on its present terms and conditions. The Board of Directors recommends a vote FOR approval of this proposal.

MISCELLANEOUS INFORMATION

     The Bank of New York acts as transfer agent, registrar and dividend disbursing agent for the Company.

     The Chase Manhattan Bank, N.A. acts as custodian for the Company.

     Edith Wulach provides certain accounting and bookkeeping services to the Company.

     Neither The Bank of New York, nor The Chase Manhattan Bank, N.A. nor Edith Wulach performs any managerial or policy making functions for the Company.

                   3. RATIFICATION OF APPOINTMENT OF AUDITORS

     Deloitte & Touche LLP served as the Company's auditor for the fiscal year ended December 31, 1997, with responsibilities including auditing the books and records of the Company and reporting from time to time on the financial statements of the Company. At a meeting held on January 23, 1998, the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser or the Company, upon recommendation of the Company's audit committee, selected Deloitte & Touche LLP as auditors for the Company for the fiscal year ending December 31, 1998. Pursuant to the 1940 Act, such selection must be submitted to the stockholders for ratification or rejection at the Annual Meeting. Ratification requires the affirmative votes of the holders of at least a majority of the shares of the Company's outstanding common stock present at the Annual Meeting in person or by proxy, and the Board of Directors recommends a vote FOR ratification. To the best knowledge of the Company, Deloitte & Touche LLP has no direct or material indirect financial interest in the Company. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and such representatives will be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented at the Annual Meeting other than those mentioned in this proxy statement. If any other business should come before the meeting, the persons named in the proxy will vote thereon in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          LYNNE GUGENHEIM
                                          Secretary

February 26, 1998

                                   EXHIBIT A

     Set forth below is a composite copy of the Investment Advisory Agreement between the Company and the Adviser, dated March 21, 1975, incorporating all amendments thereto made to the date of this Proxy Statement.

                                  WITNESSETH:

     WHEREAS, the Company engages in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940 ("1940 Act"); and

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of providing investment advice; and

     WHEREAS, the Company desires to retain the Adviser to render such services in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, the Adviser desires to perform such services in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the Company and the Adviser agree as follows:

     1. The Company hereby employs the Adviser to provide investment advisory and statistical services and research facilities and services, to supervise the composition of the Company's portfolio continuously, and to determine the nature and timing of changes therein and the manner of effectuating such changes, subject to supervision by the Company's Board of Directors and for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed an independent contractor.

     2. The Adviser shall furnish to the Company, at the Adviser's expense:

          (a) research and statistical and other factual information and reports with respect to securities held by the Company or which the Company might purchase. It will also furnish to the Company such information as may be appropriate concerning developments which may effect issuers of securities held by the Company or which the Company might purchase or the businesses in which such issuers may be engaged. Such statistical and other factual information and reports shall include information and reports on industries, businesses, corporations and all types of securities, whether or not the Company has at any time any holdings in such industries, businesses, corporations or securities.

          (b) from time to time, advice, information and recommendations with respect to the acquisition, holding, or disposition by the Company of securities in which the Company is permitted to invest in accordance with its investment objectives, policies and limitations.

          (c) necessary assistance in:

             (i) The preparation of all reports now or hereafter required by federal or other laws.

             (ii) The preparation of prospectuses, registration statements and amendments thereto that may be required by federal or other laws or by the rules or regulations of any duly authorized commission or administrative body. However, the Adviser shall not be obligated to pay the costs of preparation, printing, or mailing of prospectuses used in connection with sales of the Company's shares or otherwise provided herein.

          (d) office space at such place as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs and investments of the Company.

     3. Except as otherwise expressly provided herein, the Company assumes and shall pay or cause to be paid all costs and expenses of the Company, including without limitation:

          (a) officers', directors' and employees' compensation and expenses, except that the Adviser shall pay all fees, salaries or other remuneration of directors and officers of the Company who also serve as directors and officers or employees of or special consultants to the Adviser, CNA Financial Corporation, or any subsidiary or affiliate of CNA Financial Corporation or the Adviser;

          (b) all costs and expenses incident to any public offering of stock of the Company, for cash or otherwise, including those relating to the registration of shares under the Securities Act of 1933, as amended, the qualification of shares of the Company under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act of 1933, the preliminary and final prospectuses included therein, and any other necessary documents including underwriting documents incident to any public offering, the advertising of shares of the Company and review by the National Association of Securities Dealers, Inc. of any underwriting arrangement;

          (c) the charges and expenses of any registrar or any custodian appointed by the Company for the safekeeping of its cash, portfolio securities and other property;

          (d) the charges and expenses of auditors;

          (e) the charges and expenses of any stock transfer or dividend disbursing agent or agents appointed by the Company;

          (f) brokers' charges and expenses, including without limitation, brokers' commissions and fees, dealer mark-ups and other charges and expenses incurred in the acquisition or disposition of portfolio securities;

          (g) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Company to federal, state or other governmental agencies;

          (h) the cost and expense of engraving or printing of stock certificates representing shares of the Company;

          (i) fees involved in registering and maintaining registrations of the Company and of its shares with the Securities and Exchange Commission under the 1940 Act and with various states and other jurisdictions;

          (j) all expenses of stockholders' and directors' meetings and of preparing, printing and mailing proxy statements and quarterly, semi-annual and annual reports to stockholders;

          (k) all fees and expenses incident to any dividend or distribution program, including without limitation, the Company's Automatic Dividend Investment Plan;

          (l) charges and expenses of legal counsel in connection with matters relating to the Company including without limitation, legal services rendered in connection with the Company's corporate and financial structure and relations with its stockholders, issuance of Company shares, and registrations and qualifications of securities under federal, state and other laws;

          (m) association dues;

          (n) interest payable on Company borrowings;

          (o) fees and expenses incident to the listing of the Company shares on any stock exchange and continued compliance with listing requirements;

          (p) the expense of keeping the general accounts and records of the Company;

          (q) postage; and

          (r) extraordinary costs and expenses.

     4. In return for its advisory services, the Company will pay the Adviser a monthly fee at an annual rate of 0.5% of the average weekly net assets of the Company. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for such month shall be computed in a manner consistent with the calculation of the fees payable on a monthly basis. Subject to the provisions of paragraph 5 hereof, the accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect.

     5. If costs and expenses borne by the Company, including amounts payable to the Adviser pursuant to paragraph 4 hereof (but excluding interest, taxes, brokers' charges and expenses, extraordinary costs and expenses, and if payable by the Company, the following costs and expenses incident to the public offering of shares of the Company [except for costs and expenses incident to the public offering of Company shares registered under the Securities Act of 1933 which may from time to time be issued by the Company, including without limitation, under the Automatic Dividend Investment Plan, which costs and expenses shall be included in the expense limitation contemplated by this paragraph 5]: filing and legal fees incident to the registration and qualification of the Company's shares under the Securities Act of 1933 and the securities laws of various states, legal and auditing fees and expenses incurred in the preparation or filing of all documents incident to such registration and qualification, the costs of printing a registration statement, the preliminary and final prospectuses forming a part thereof, or any blue sky surveys or memoranda incident to an offering to be made pursuant to such a registration statement and the preliminary and final prospectuses forming a part thereof, and fees payable to the National Association of Securities Dealers, Inc. incident to its review of such offering), for any fiscal year ending on a date on which this Agreement is in effect exceed one and one-half per cent (1 1/2%) of the first thirty million dollars ($30,000,000) of the average net assets of the Company, plus one per cent (1%) of the average net assets of the Company in excess of $30,000,000, in each case computed by dividing (i) the sum of the net asset values of the Company as of the last business day of each week of such fiscal year or of each week during such fiscal year during which this Agreement was in effect, as the case may be, by (ii) the number of weeks of such fiscal year or the number of weeks (including a partial week) during which this Agreement is in effect during such year, as the case may be, the Adviser will pay to the Company the amount of such excess as soon as is practicable at the end of a fiscal year of the Company; provided, however, that although payment shall be made by the Adviser as soon as is practicable at the end of a fiscal year of the Company, the determination of whether reimbursement for such costs and expenses is due the Company from the Adviser will be made on an accrual basis once monthly, and if it is so determined that such reimbursement is due, the accrued amount of such reimbursement which is due shall serve as an offset to the investment advisory fee payable monthly by the Company to the Adviser pursuant to paragraph 4 hereof, and the amount to be paid by the Adviser to the Company as soon as is practicable at the end of a fiscal year of the Company shall be equal to the difference between the aggregate reimbursement due the Company from the Adviser for that fiscal year and the aggregate offsets made by the Company against the aggregate investment advisory fees payable to the Adviser pursuant to paragraph 4 hereof for that fiscal year by virtue of such aggregate reimbursement.

     6. The services of the Adviser to the Company are not to be deemed exclusive, and the Adviser shall be free to engage in any other business or to render investment advisory, or management services of any kind to any other corporation, partnership, trust, individual or association, including any other investment company, so long as its services hereunder are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

     7. Neither the Adviser nor any of its officers or directors nor any affiliate of the Adviser nor any of the officers or directors of such affiliate shall take a long or short position in the stock of the Company, except that they may purchase shares of such stock for investment purposes at the same price as that available to the public at the time of purchase or, if prior to the initial public offering, at the contemplated public offering price less contemplated underwriting discount.

     8. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith. The Adviser shall not be responsible for any action of the Board of Directors of the Company or any committee thereof in following or declining to follow any advice or recommendation of the Adviser. The Adviser shall be entitled to rely on written instructions of the President or any Vice President of the Company or of a majority of the Board of Directors of the Company.

     9. Neither the Adviser, nor any director, officer, agent or employee of the Adviser shall be liable or responsible to the Company or its stockholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under this Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part or from reckless disregard by the Adviser of its obligations and duties under this Agreement. The Company will hold the Adviser harmless against judgments rendered against the Adviser, together with settlements paid by the Adviser and expenses of defense incurred by the Adviser which (a) result from specific actions or omissions by the Adviser in respect of the performance of its obligations hereunder, which specific acts or omissions occur as a result of express written instructions of the President or any Vice President of the Company or of a majority of the Board of Directors of the Company, and (b) arise in actions in which there is an express finding that such specific acts or omissions did not constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty.

     10. This Agreement has been approved by the Board of Directors of the Company, including all of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser or the Company on January 31, 1975, and by a majority of the outstanding voting securities of the Company on the date hereof, and shall continue in effect from year to year thereafter (unless sooner terminated as hereinafter provided), provided its continuance is specifically approved at least annually by (1) the

Board of Directors of the Company or the vote of a majority of the outstanding voting securities of the Company and (2) the vote of a majority of the Directors of the Company who are not "interested persons" (as defined in the 1940 Act) of the Adviser or the Company cast in person at a meeting called for the purpose of voting upon such approval, provided, however, that (a) the Company may, at any time and without the payment of any penalty, terminate this Agreement upon sixty days' written notice to the Adviser either by majority vote of the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Company; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; provided, however, (i) that the Company shall be under no obligation to apply for or render assistance to any other person who applies for such exemptive order in the event of such assignment and (ii) that in the event that such exemptive order is obtained, this Agreement may nevertheless be immediately terminated, without penalty, by the Board of Directors of the Company or by a vote of the majority of the outstanding voting securities of the Company; and (c) the Adviser may terminate this Agreement without payment of penalty on sixty days' written notice to the Company.

     11. All notices or communications hereunder shall be in writing and, if sent to the Adviser shall be mailed by first class mail, or delivered, or telegraphed and confirmed in writing to the Adviser at CNA Plaza, Chicago, Illinois 60685, Attention: Corporate Secretary, and if to the Company shall be mailed by first class mail or delivered, or telegraphed and confirmed in writing to the Company at CNA Plaza, Chicago, Illinois 60685, Attention: Secretary.

     12. This Agreement may be amended. Any amendment hereto shall become effective when approved by the Adviser and by a majority of (a) the outstanding voting securities of the Company and (b) the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of any such party, whichever occurs later.

     13. For purposes of this Agreement, a "majority of the outstanding voting securities of the Company" shall be determined in accordance with the applicable provisions of the 1940 Act.

     14. This Agreement shall be construed in accordance with the laws of the State of Maryland and the applicable provisions of the 1940 Act. To the extent applicable law of the State of Maryland, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

      _________
     |        |
     |________|


1.  Election of Directors       FOR all nominees   /X/         WITHHOLD AUTHORITY to vote          /X/         *EXCEPTIONS      /X/
                                listed below                   for all nominees listed below


Nominees:  F. Cole, S. Davidson, R. Dubberke, M. McGirr, A. Swift and D. Taylor
(INSTRUCTION:  To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name on the line provided below.)

*Exceptions _______________________________________________________________________________________________________________________

2.  Approval of the continuation of the Investment Advisory        3.  Ratification of the selection of Deloitte & Touche LLP as
    Agreement, as amended between the Company and Continental          independent auditors for the Company.
    Assurance Company.

    FOR    /X/     AGAINST    /X/     ABSTAIN    /X/                   FOR     /X/     AGAINST     /X/     ABSTAIN     /X/


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                                                         Change of Address and     /X/
                                                                                         or Comments Mark Here

                                                                                Please sign exactly as name appears at left.  When
                                                                                shares are held by joint tenants, both should sign.
                                                                                When signing as attorney, executor, administrator,
                                                                                trustee or guardian, please give full title as such.
                                                                                If a corporation, please sign in full corporate
                                                                                name by President or other authorized officer.  If
                                                                                a partnership, please sign in partnership name by
                                                                                authorized person.

                                                                                Dated:_____________________________________, 1998

                                                                                _________________________________________________
                                                                                                    Signature
                                                                         |
                                                                         |      _________________________________________________
                                                                   ______|                  Signature, if held jointly


                                                                                  VOTES MUST BE INDICATED         /X/
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.        (X) IN BLACK OR BLUE INK.


                            CNA INCOME SHARES, INC.

                   Proxy Solicited by the Board of Directors

            For the Annual Meeting of Stockholders, April 24, 1998


        Richard W. Dubberke, Lynne Gugenheim and Marilou R. McGirr or any of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned as fully as the undersigned could do if personally present at the Annual Meeting of Stockholders of CNA Income Shares, Inc. (the "Company") to be held April 24, 1998, at CNA Plaza, 333 South Wabash Avenue, Chicago, Illinois, in Room 305, at 1:00 P.M. Chicago Time and at any and all adjournments on the matters indicated on the reverse hereof.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,2 AND 3.

                       Continued and to be signed and dated on the reverse side.

                                            CNA INCOME SHARES, INC.
                                            P.O. BOX 11058
                                            NEW YORK, N.Y.  10203-0058